Exhibit 99.2

PXRE	Consolidated Balance Sheets
Group Ltd.	(Dollars in thousands, except par value per share)

		June 30,	December 31,
		2005	2004

		(Unaudited)

Assets	Investments:
	Fixed maturities:
	Available-for-sale (amortized cost $882,055 and $705,204, respectively)	$877,601	$701,798
	Trading (cost $28,134 and $13,725, respectively)	27,456	15,483
	Short-term investments	170,776	296,318
	Hedge funds (cost $130,377 and $86,549, respectively)	140,260	129,118
	Other invested assets (cost $4,730 and $5,663, respectively)	5,210	6,823

	Total investments	1,221,303	1,149,540
	Cash	16,369	15,668
	Accrued investment income	7,850	8,054
	Premiums receivable, net	90,926	93,116
	Other receivables	29,563	35,315
	Reinsurance recoverable on paid losses	7,228	8,003
	Reinsurance recoverable on unpaid losses	55,599	61,215
	Ceded unearned premiums	3,272	3,500
	Deferred acquisition costs	5,230	1,745
	Income tax recoverable	14,012	31,594
	Other assets	47,093	46,666

	Total assets	$1,498,445	$1,454,416

Liabilities	Losses and loss expenses	$418,756	$460,084
	Unearned premiums	29,929	15,952
	Subordinated debt	167,078	167,075
	Reinsurance balances payable	13,147	10,937
	Deposit liabilities	73,074	72,143
	Payable for securities	1,527	—
	Other liabilities	31,467	31,670

	Total liabilities	734,978	757,861

Shareholders'	Serial convertible preferred shares, $1.00 par value, $10,000 stated
Equity	value – 10 million shares authorized, 0.01 million and 0.02 million
	shares issued and outstanding, respectively	63,371	163,871
	Common shares, $1.00 par value – 50 million shares
	authorized, 28.8 million and 20.5 million shares issued and
	outstanding, respectively	28,813	20,469
	Additional paid-in capital	437,198	329,730
	Accumulated other comprehensive income net of deferred income
	tax benefit of $(1,085) and $(1,616), respectively	(6,202)	(4,855)
	Retained earnings	251,014	194,081
	Restricted shares at cost (0.5 million and 0.4 million shares, respectively)	(10,727)	(6,741)

	Total shareholders' equity	763,467	696,555

	Total liabilities and shareholders' equity	$1,498,445	$1,454,416

PXRE Group Ltd.	Consolidated Statements of Income and Comprehensive Income
	(Dollars in thousands, except per share amounts)

		Three Months Ended			Six Months Ended
		June 30,			June 30,
		2005	2004		2005	2004

				(Unaudited)

Revenues	Net premiums earned	$83,420	$69,565		$162,854	$138,517
	Net investment income	6,681	4,915		17,123	11,784
	Net realized investment (losses) gains	(225)	(38)		(332)	51
	Fee income	206	262		417	861

		90,082	74,704		180,062	151,213

Losses and	Losses and loss expenses incurred	25,125	18,077		69,563	36,216
Expenses	Commission and brokerage	9,789	10,214		19,067	19,386
	Operating expenses	10,471	9,868		19,848	22,488
	Foreign exchange (gains) losses	(1,414)	94		(816)	360
	Interest expense	3,612	3,455		7,222	7,130

		47,583	41,708		114,884	85,580

	Income before income taxes, cumulative effect of accounting change and convertible preferred share dividends	42,499	32,996		65,178	65,633
	Income tax (benefit) provision	(1,008)	660		(1,072)	1,313

	Income before cumulative effect of accounting change and convertible preferred share dividends	43,507	32,336		66,250	64,320
	Cumulative effect of accounting change, net of $0.2 million tax benefit	—	—		—	(1,053)

	Net income before convertible preferred share dividends	$43,507	$32,336		$66,250	$63,267

	Convertible preferred share dividends	1,268	3,513		4,637	6,956

	Net income available to common shareholders	$42,239	$28,823		$61,613	$56,311

Comprehensive Income Net of Tax	Net income before convertible preferred share dividends	$43,507	$32,336		$66,250	$63,267
	Net change in unrealized appreciation (depreciation) on investments	5,783	(15,107)		(1,564)	(9,550)
	Reclassification adjustments for losses included in net income	161	219		217	185

	Comprehensive income	$49,451	$17,448		$64,903	$53,902

Per Share	Basic:
	Income before cumulative effect of accounting change and convertible preferred share dividends	$1.54	$2.34		$2.73	$4.72
	Cumulative effect of accounting change	—	—		—	(0.08)
	Convertible preferred share dividends	(0.04)	(0.25)		(0.19)	(0.51)

	Net income available to common shareholders	$1.50	$2.09		$2.54	$4.13

	Average shares outstanding (000's)	28,179	13,822		24,236	13,632

	Diluted:
	Net income before cumulative effect of accounting change	$1.30	$1.20		$2.00	$2.41
	Cumulative effect of accounting change	—	—		—	(0.04)

	Net income	$1.30	$1.20		$2.00	$2.37

	Average shares outstanding (000's)	33,359	27,021		33,186	26,664

PXRE Group Ltd.	Consolidated Statements of Shareholders' Equity
	(Dollars in thousands)

		Three Months Ended			Six Months Ended
		June 30,			June 30,
		2005	2004		2005	2004

				(Unaudited)

Convertible	Balance at beginning of period	$63,371	$175,634		$163,871	$172,190
Preferred Shares	Conversion of convertible preferred shares	—	—		(103,869)	—
	Dividends to convertible preferred shareholders	—	3,513		3,369	6,957

	Balance at end of period	$63,371	$179,147		$63,371	$179,147

Common Shares	Balance at beginning of period	$28,646	$14,101		$20,469	$13,277
	Issuance of common shares, net	167	283		8,344	1,107

	Balance at end of period	$28,813	$14,384		$28,813	$14,384

Additional Paid-in Capital	Balance at beginning of period	$433,811	$209,717		$329,730	$192,078
	Issuance of common shares, net	3,137	4,334		106,850	21,217
	Tax effect of stock options exercised	250	652		618	1,408

	Balance at end of period	$437,198	$214,703		$437,198	$214,703

Accumulated Other Comprehensive Income	Balance at beginning of period	$(12,146)	$7,215		$(4,855)	$1,692
	Change in unrealized gains (losses)	5,944	(14,888)		(1,347)	(9,365)

	Balance at end of period	$(6,202)	$(7,673)		$(6,202)	$(7,673)

Retained Earnings	Balance at beginning of period	$212,221	$215,322		$194,081	$188,670
	Net income before convertible preferred share dividends	43,507	32,336		66,250	63,267
	Dividends to convertible preferred shareholders	(1,268)	(3,513)		(4,637)	(6,957)
	Dividends to common shareholders	(3,446)	(848)		(4,680)	(1,683)

	Balance at end of period	$251,014	$243,297		$251,014	$243,297

Restricted Shares	Balance at beginning of period	$(11,304)	$(9,007)		$(6,741)	$(3,391)
	Issuance of restricted shares	(617)	(370)		(6,069)	(7,336)
	Amortization of restricted shares	1,194	723		2,083	2,073

	Balance at end of period	$(10,727)	$(8,654)		$(10,727)	$(8,654)

Total	Balance at beginning of period	$714,599	$612,982		$696,555	$564,516
Shareholders'	Conversion of convertible preferred shares	—	—		(103,869)	—
Equity	Issuance of common shares, net	3,304	4,618		115,194	22,325
	Restricted shares, net	577	352		(3,986)	(5,264)
	Unrealized appreciation (depreciation) on investments, net of deferred income tax	5,944	(14,888)		(1,347)	(9,365)
	Net income before convertible preferred share dividends	43,507	32,336		66,250	63,267
	Dividends to preferred shareholders	(1,268)	—		(1,268)	—
	Dividends to common shareholders	(3,446)	(848)		(4,680)	(1,683)
	Tax effect of stock options exercised	250	652		618	1,408

	Balance at end of period	$763,467	$635,204		$763,467	$635,204

PXRE	Consolidated Statements of Cash Flows
Group Ltd.	(Dollars in thousands)

		Three Months Ended			Six Months Ended
		June 30,			June 30,
		2005	2004		2005	2004

				(Unaudited)

Cash Flow from Operating Activities	Premiums collected, net of reinsurance	$71,568	$50,659		$181,459	$142,375
	Loss and loss adjustment expenses paid, net of reinsurance	(58,164)	(17,288)		(104,500)	(37,793)
	Commission and brokerage received (paid), net of fee income	4,241	(18,171)		(14,463)	(25,702)
	Operating expenses paid	(6,593)	(8,597)		(17,538)	(21,693)
	Net investment income received	9,929	6,373		17,232	9,281
	Interest paid	(1,371)	(1,572)		(7,165)	(7,368)
	Income taxes recovered (paid)	11,283	(4,709)		18,469	(5,961)
	Trading portfolio purchased	(13)	—		(14,409)	—
	Deposit received (paid)	3,983	(3,043)		931	(7,818)
	Other	(927)	11,129		(984)	(1,294)

	Net cash provided by operating activities	33,936	14,781		59,032	44,027

Cash Flow from Investing Activities	Fixed maturities available for sale purchased	(107,034)	(42,108)		(295,024)	(217,057)
	Fixed maturities available for sale disposed or matured	59,108	136,250		115,654	238,720
	Hedge funds purchased	(9,536)	(5,000)		(114,888)	(5,000)
	Hedge funds disposed	9,698	1,005		108,503	6,033
	Other invested assets disposed	25	1,767		1,392	2,658
	Net change in short-term investments	15,061	(100,729)		125,542	(121,321)
	Receivable for securities	11,516	(5,297)		(344)	(5,273)
	Payable for securities	(20,389)	—		1,527	(18)

	Net cash used by investing activities	(41,551)	(14,112)		(57,638)	(101,258)

Cash Flow from Financing Activities	Proceeds from issuance of common shares	2,693	4,360		5,822	15,742
	Cash dividends paid to common shareholders	(3,446)	(848)		(4,680)	(1,683)
	Cash dividends paid to preferred shareholders	(1,268)	—		(1,268)	—
	Cost of shares repurchased	(6)	(263)		(567)	(906)

	Net cash (used) provided by financing activities	(2,027)	3,249		(693)	13,153

	Net change in cash	(9,642)	3,918		701	(44,078)
	Cash, beginning of period	26,011	17,812		15,668	65,808

	Cash, end of period	$16,369	$21,730		$16,369	$21,730

	Reconciliation of net income to net cash provided by operating activities:
	Net income before convertible preferred share dividends	$43,507	$32,336		$66,250	$63,267
	Adjustments to reconcile net income to net cash provided by operating activities:
	Losses and loss expenses	(41,809)	(8,211)		(41,328)	(22,166)
	Unearned premiums	(19,967)	(18,528)		14,205	2,044
	Deferred acquisition costs	1,567	337		(3,485)	303
	Receivables	20,922	(5,345)		8,286	2,316
	Reinsurance balances payable	(1,755)	(5,789)		2,210	(10,689)
	Reinsurance recoverable	8,770	8,998		6,391	20,588
	Income taxes	10,549	(4,037)		17,670	(4,647)
	Equity in earnings of limited partnerships	(135)	(1,261)		(4,538)	(4,685)
	Trading portfolio purchased	(13)	—		(14,409)	—
	Deposit liability	3,983	(3,043)		931	(7,818)
	Other	8,317	19,324		6,849	5,514

	Net cash provided by operating activities	$33,936	$14,781		$59,032	$44,027